BAILARD OPPORTUNITY FUND GROUP, INC.
                              ______________, 2006

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby appoints Barbara V. Bailey and Janis M. Horne, and each of them, with full power of substitution, as proxies for the undersigned, to vote, act and consent with respect to any and all shares of Common Stock of the Bailard Opportunity Fund Group, Inc. (the "Company"), that the undersigned is entitled to vote at the Special Joint Meeting of Stockholders of the Company to be held at [____] (Pacific Time), on [_____], 2006, and at any continuation or adjournment thereof, with all powers the undersigned would possess if personally present, upon such business as may properly come before the meeting, including the following:

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BAILARD COGNITIVE VALUE FUND STOCKHOLDERS ONLY (PROPOSAL 1)
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
                                                                                   FOR         AGAINST          ABSTAIN
                                                                                   ---         -------          -------
1. Approval of the Agreement and Plan of Reorganization, dated                    [   ]         [   ]            [   ]
[_____________], 2006, with respect to the proposed acquisition of the assets and identified liabilities of Bailard Cognitive Value Fund, a series of
Bailard Opportunity Fund Group, Inc., by HighMark Cognitive Value Fund, a
series of HighMark Funds, in exchange for Class M shares of HighMark
Cognitive Value Fund.  A vote in favor of the reorganization will also constitute a vote in favor of the liquidation and dissolution of Bailard
Cognitive Value Fund.


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BAILARD ENHANCED GROWTH FUND STOCKHOLDERS ONLY (PROPOSAL 2)
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                                                                                   FOR         AGAINST          ABSTAIN
                                                                                   ---         -------          -------
2. Approval of the Agreement and Plan of Reorganization, dated                    [   ]         [   ]            [   ]
[_____________], 2006, with respect to the proposed acquisition of the assets and identified liabilities of Bailard Enhanced Growth Fund, a series of
Bailard Opportunity Fund Group, Inc., by HighMark Enhanced Growth Fund, a
series of HighMark Funds, in exchange for Class M shares of HighMark Enhanced
Growth Fund.  A vote in favor of the reorganization will also constitute a vote in favor of the liquidation and dissolution of Bailard Enhanced Growth
Fund.



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BAILARD INTERNATIONAL EQUITY FUND STOCKHOLDERS ONLY (PROPOSAL 3)
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                                                                                   FOR         AGAINST          ABSTAIN
                                                                                   ---         -------          -------
3. Approval of the Agreement and Plan of Reorganization, dated                    [   ]         [   ]            [   ]
[_____________], 2006, with respect to the proposed acquisition of the assets and identified liabilities of Bailard International Equity Fund, a series of
Bailard Opportunity Fund Group, Inc., by HighMark International Opportunities
Fund, a series of HighMark Funds, in exchange for Class M shares of HighMark
International Opportunities Fund.  A vote in favor of the reorganization will also constitute a vote in favor of the liquidation and dissolution of Bailard
International Equity Fund.


THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

     The undersigned hereby acknowledges receipt of (i) the Notice of Special Joint Meeting of Stockholders and (ii) the accompanying Combined
Prospectus/Proxy Statement.

Dated:  _________________, 2006


Signature__________________________________

Title _____________________________________


Signature__________________________________

Title _____________________________________

     (Please date and sign exactly as addressed to you. Joint owners should each sign. If signing as executor, administrator, attorney, trustee or guardian, give title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in the name of the authorized person.)

[ ] Yes I (we) will attend the Special Joint Meeting of Stockholders on [________], 2006.

STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED. PLEASE DO NOT FORGET TO DATE THIS PROXY.